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                                                                    EXHIBIT 99.2



         AMENDED AND RESTATED INTELLECTUAL PROPERTY TRANSFER AGREEMENT

This AMENDED AND RESTATED INTELLECTUAL PROPERTY TRANSFER AGREEMENT (the "Agreement") is made as of the ____th day of September, 1998 (the "Execution Date") by and between AXCESS INC. f/k/a Lasertechnics, Inc., a Delaware corporation having its principal place of business at 3208 Commander Drive, Carrollton, Texas 75006 ("AXSI"), and XL Vision, Inc., a Delaware corporation, having its principal place of business at 10305 102nd Terrace, Sebastian, Florida 32958 ("XLV").

The following recitals are true and constitute the basis for this Agreement:

A. AXSI and XLV entered into that certain Intellectual Property Transfer Agreement dated as of January 7, 1998 (the Intellectual Property Transfer Agreement, as amended, supplemented, modified or restated being hereinafter referred to as the "Transfer Agreement"); and

B. AXSI and XLV desire to amend and restate certain terms and conditions of the Transfer Agreement and to reduce such changes to writing.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION I.   GENERAL DEFINITIONS.

Terms in this Agreement (other than the headings) that are capitalized have the meanings established for such terms in the succeeding Paragraphs of this
Section I.

A.       "Execution Date" shall have the meaning set forth above.

B. "Intellectual Property" shall mean and include the following interests and rights: (a) all patents and patent rights including, without limitation, all utility models, applications, continuations, divisions, provisionals, continuations-in-part, reissues, and any reexamined patents; (b) all patentable subject matter including, without limitation, any and all inventions, information, proprietary processes and formulae, designs, schematics, parts list, manufacturing diagrams, devices, source code, object code, algorithms, architecture, structure, display screens, layouts, processes, development tools, and the like that may contain subject matter that is eligible to be protected through patent protection, whether or not fixed in a tangible medium and whether or not reduced to practice; (c) all Trademarks; (d) all copyrights and copyright applications including, without limitation, all original works of authorship fixed in a tangible medium, whether registered or unregistered; (e) all trade secrets; (f) all know-how; (g) all confidential information including, without limitation, all data, information, compilations, disclosures, documentation, source code commentary and media constituting, describing or relating to the above, and the like; and (h) all other world-wide intellectual property rights, whether currently vested, perfected, registered, or available only through the common law.
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C.       "Trademarks" shall mean all rights in registered, unregistered, intent-to-use, and/or common law trademarks, service marks, trade names, icons, logos, slogans, trade dress, and any other indicia of source or sponsorship of goods and services, including all associated and appurtenant goodwill throughout the world.

D. "Products" shall mean and include the systems specified in Exhibit C developed and commercialized based on the XLV Technology as defined herein.

E. "Shares" shall mean unregistered shares of the Common Stock, $.01 par value per share, of AXSI, the certificates for which shall bear the following restrictive legend:

These securities have not been registered under the Securities Act of 1933 or any state securities law. They may not be sold or offered for sale or pledged or otherwise transferred, in the absence of an effective registration statement as to the securities under that state and any applicable state law, or an opinion of counsel satisfactory to the company that such registration is not required.

SECTION II.   EXCLUSIVE OPTION.

A. If AXSI either (i) fills an order for a commercial sale of Product(s) by delivering such Product(s) (not a demonstration unit) to an AXSI customer or
(ii) determines in its sole discretion that there is sufficient market demand for the Product(s), then AXSI shall have the right to receive, at AXSI's option, and XLV shall grant to AXSI upon AXSI exercising such option, an exclusive, fully transferable, worldwide, irrevocable, royalty-free, perpetual license to make, have made, use, import, sell, and offer to sell, in all fields of use except the field of use specified in Exhibit D, the Intellectual Property rights to the XLV Technology (the "Exclusive License Option").

B. AXSI may exercise the Exclusive License Option by notifying XLV in writing of its desire to obtain the above exclusive license within the time frame specified in Section II.A above.

C. Upon the exercising of the Exclusive License Option by AXSI, and in consideration of the above exclusive license, AXSI shall cause to be issued to XLV Three Hundred Thousand (300,000) Shares.

D. Any Shares issued to XLV under this Section II shall be delivered to XLV within forty-five (45) days the exercise of the Exclusive License Option by AXSI.

SECTION III.   ASSIGNMENT OF XLV TECHNOLOGY AND XLV LICENSE OPTION.

A.       Assignment Option.





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1.       On May 15, 1999, or upon such date as: (i) AXSI accelerates technology enhancement funding in accordance with Section V.B.3 of this Agreement and AXSI pays to XLV all sums required under Section V of this Agreement; and (ii) XLV delivers all components of the XLV Technology necessary for AXSI to produce Products on a commercialized basis, whichever date occurs first, and extending for a period of ninety (90) days thereafter, provided AXSI has exercised the Exclusive License Option, AXSI shall have the right to receive an assignment of the XLV Technology (as hereinafter defined) from XLV, such right to be exercised at AXSI's option (the "Assignment Option"). AXSI may exercise the Assignment Option by providing XLV with written notice of AXSI's desire to exercise the Assignment Option within the time frame specified above.

B.       Exercise of Assignment Option

Upon AXSI exercising AXSI's Assignment Option in accordance with Section II.A.1 of this Agreement, XLV agrees to the following:

1. XLV hereby agrees to assign, grant, convey, and transfer all world-wide rights, title, and interest in all of its Intellectual Property relating or associated in any way to the digital card imager specified in Exhibit A and the dithering technology described in Exhibit B (collectively, the "XLV Technology"), including all associated goodwill and world-wide rights to sue, recover damages, and seek injunctive relief for past infringement or misappropriation, to AXSI, its successors, assigns and legal representatives.

2. XLV hereby agrees to execute all documents necessary to perfect and record AXSI's interest in the XLV Technology.

3. XLV hereby agrees to cooperate fully with AXSI in the acquisition, prosecution and enforcement of all Intellectual Property rights in the XLV Technology and all improvements to the XLV Technology. Specifically, by way of example and not limitation, XLV agrees to fully review and execute declarations, oaths or any patent applications associated with the XLV Technology, to execute any assignment documents to be recorded in the patent office of the United States or other countries, to aid in the arguments during examination and prosecution of any patent applications covering the XLV Technology, and to cooperate as a consultant and/or witness in any proceedings to enforce patent or other Intellectual Property rights associated with the XLV Technology.

4. XLV hereby agrees to assign to AXSI all improvements to the XLV Technology developed in whole or in part by XLV within ninety (90) days of the assignment of the XLV Technology. XLV agrees not to disclose or market any such improvements to any party other than AXSI for ninety (90) days following the assignment of the XLV Technology.

5. XLV hereby agrees that it shall receive no further compensation beyond what is specified in this Agreement for the obligations to cooperate and to assign further rights detailed in this Section.





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C.       Warranties, Representations, and Covenants of XLV Regarding the
Assignment of XLV Technology. Upon AXSI exercising AXSI's Assignment Option in accordance with Section II.A.1 of this Agreement, XLV makes the following ongoing warranties, representations, and covenants to AXSI regarding the assignment of the XLV Technology:

1. XLV represents, warrants and agrees that: (a) it has all requisite legal power and authority to execute and deliver the assignments and to perform its obligations detailed herein; (b) the assignments specified in this Section II shall be duly executed and delivered by a duly authorized officer of XLV;
(c) the execution and delivery of the assignments specified in this Section II and the performance of its obligations hereunder shall be duly authorized by all necessary corporate action of XLV; and (d) that there shall be no outstanding agreements, assignments, or encumbrances inconsistent with any provisions of the assignments specified in this Section II.

2. XLV agrees that the assignments, obligations and other terms specified in this Section II shall constitute legal, valid and binding obligations and shall be enforceable against XLV in accordance with their terms.

3. XLV represents and warrants that it owns full right, title, and interest in and to the XLV Technology to be transferred herein, free and clear of all liens, claims, charges, or encumbrances, and no person or entity other than XLV has any interest in the XLV Technology, including, without limitation, any license, security interest, royalty interest, contingent interest or otherwise. XLV further represents and warrants to AXSI that it has full power to convey all rights in the XLV Technology.

4. XLV represents that the XLV Technology represents and includes valuable trade secrets owned by XLV and XLV knows of no instance of disclosure or other circumstance that would prevent AXSI from asserting and enforcing the ownership rights in the XLV Technology transferred under this Section II.

5. XLV represents that it knows of no reason why the XLV Technology may not be patented in the United States or other countries.

6. XLV represents and warrants that neither XLV's present and former employees and consultants, nor any other present or former employer or contractor of any kind of XLV's present and former employees and consultants, has any rights in or claim to any portion of the XLV Technology.

7. XLV represents that no other party has any rights in or claims to any portion of the XLV Technology.

8. XLV represents that it knows of no United States or foreign Intellectual Property rights which would be infringed by the use of the XLV Technology by AXSI in the United States or elsewhere.





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9.       XLV represents and warrants that it has no obligation to compensate any person or entity for the development, use, sale, or exploitation of the XLV Technology to be transferred herein, and XLV has not granted to any other person or entity any license, option or other rights to develop, use, sell, or exploit in any manner the XLV Technology transferred herein, whether or not requiring the payment of royalties or other consideration.

10. XLV agrees that AXSI shall have the sole discretion and right in determining whether to institute, maintain, or settle any suit for infringement(s) or misappropriation of any of the Intellectual Property rights associated with the XLV Technology to be transferred herein with all costs, attorneys fees, and expenses to be paid by AXSI. AXSI further shall have the sole right to collect and keep any and all damages recovered from such infringement or misappropriation, whether past, present, or future.

11. XLV agrees to notify AXSI in writing of any claims, assertions, allegations, suggestions, and the like that XLV or AXSI infringes any right of a third party through the use of the XLV Technology to be transferred to AXSI under this Section II.

D. Warranties, Representations and Covenants of AXSI Regarding the Assignment of XLV Technology. Upon AXSI exercising AXSI's Assignment Option in accordance with Section II.A.1 of this Agreement, AXSI makes the following ongoing warranties, representations, and covenants to XLV regarding the assignment of the XLV Technology:

1. AXSI warrants and represents that AXSI shall have all requisite legal power and authority to execute and receive the assignments specified in this
Section II and to perform its obligations hereunder.

2. AXSI agrees that AXSI will present to XLV information related to dithered 2D imaging product offerings to other parties acquiring the same dithered 2D imaging products from AXSI that XLV has purchased. AXSI agrees to provide sufficient information to allow XLV to evaluate the terms and conditions of such later offerings. XLV shall have the option to acquire dithered 2D imaging products under such later terms and conditions if XLV determines that such later terms and conditions are more advantageous than the terms and conditions offered directly to XLV by AXSI. AXSI is not obligated to provide the identity of the other parties or any details of the relationship with such parties not relevant to the offerings to XLV. XLV's option shall be limited to the acceptance or rejection of all terms and conditions associated with another party and XLV shall not have the option to accept only some of the terms and conditions and not others.

E.       Assignment Fee

1. Upon AXSI exercising AXSI's Assignment Option, and in consideration of the above assignment, AXSI agrees to pay XLV a technology assignment fee payable in full by delivery of Three Hundred Thousand (300,000) Shares. The Shares paid to XLV under this Section II.D.1., shall be delivered to XLV upon the completion of the assignment of the XLV Technology.





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SECTION IV.   LICENSE OF INTELLECTUAL PROPERTY RIGHTS.

A. License Grant. Upon AXSI exercising AXSI's Assignment Option in accordance with Section II, AXSI agrees to the following:

1. AXSI hereby agrees to grant to XLV, and XLV agrees to accept from AXSI an exclusive, fully transferable, worldwide, irrevocable, royalty-free, fully paid-up and perpetual license to make, have made, use, import, sell, and offer to sell, the Intellectual Property rights to the XLV Technology within the field of use specified in Exhibit D attached hereto. XLV shall have and maintain the right to modify and make derivative works of the XLV Technology for improvements solely applicable within the field of use specified in Exhibit D and the right to grant sublicenses to its rights limited to within such field of use. Subject to Section II.B.4, the derivative works of XLV for such improvements shall be the sole and exclusive property of XLV.

2. For all improvements to the XLV Technology applicable in any manner outside the field of use specified in Exhibit D, XLV agrees to assign to AXSI all improvements to the XLV Technology in accordance with Section II.B.1 of this Agreement.

SECTION V.   OPTION PURCHASE AND TECHNOLOGY ENHANCEMENT.

A.       Technology Enhancement Services.

1. XLV agrees to continue to provide personnel services and project management for the enhancement and commercialization of the Products specified in Exhibit C in accordance with the product development schedule as detailed below and shown in Exhibit C attached hereto. Any personnel supplied by XLV shall be deemed to be independent contractors and shall not be deemed to be employees of AXSI for any purpose.

2. XLV and AXSI acknowledge and agree that staffing for the enhancement of the Products of employees and/or independent contractors has been completed (the "Staffing Date").





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3.       XLV and AXSI agree that upon the first (1st) day of each calendar month after the Execution Date, AXSI management and XLV project management personnel shall meet to discuss the development of the Products. XLV shall supply to AXSI at such meetings the latest Expense Report and any and all relevant information relating to the enhancement of the Products, including, but not limited to, all current Product specifications and documentation, Product development schedules and marketing studies. Any modifications requested by AXSI to the Product development schedule or Product specifications described above must be approved in writing by XLV so as not to materially alter the terms of this Agreement. Such approval shall not be unreasonably withheld.

4. XLV and AXSI agree that AXSI shall have the right to cease payments under Section V.B any time after the Staffing Date, without further liability, in accordance with reasonable business judgment decisions or for failure of the development to meet critical milestone dates as detailed in Exhibit C. Upon the cessation of payments under this Section V.A.5 or failure of AXSI to make payments under Section V.B when due, any Exclusive License Option or Assignment Option right not previously exercised by AXSI as of the date of payment cessation shall be terminated, and each of AXSI's and XLV's obligations and rights under this Agreement, except for liability for pre-termination breaches of this Agreement, shall be terminated following the notice and cure time periods provided for under Section IX.R of this Agreement including, but not limited to, the obligation of XLV to provide personnel services and project management for the enhancement and commercialization of the Products pursuant to this Section.

5. AXSI shall notify XLV in writing of its decision to cease payments pursuant to Section V.A.5 of this Agreement.

B. Option Purchase Rights and Technology Enhancement Funding. In consideration for the option rights to purchase technology and the technology enhancements set forth in this Agreement, and provided that AXSI has not terminated this Agreement for any reason prior to the due date of any particular payment pursuant to this Section, AXSI, either directly or through a corporate intermediary, has paid XLV $2,050,000 as of the date of this Agreement and shall pay to XLV the additional sums specified below:

1. On the 15th day of August, 1998, AXSI shall pay to XLV the sum of Thirty Six Thousand Nine Hundred Dollars ($36,900.00) related to the original glyph scanners and software, and Sixty Three Thousand One Hundred Dollars ($63,100.00) in consideration for the option rights set forth in this Agreement;

2. On the 15th day of September, 1998, and on the 15th day of each month from September 15, 1998, to December 15, 1998, AXSI shall pay to XLV the sum of One Hundred Thousand Dollars ($100,000.00);

3. On the 15th day of March, 1999, AXSI shall pay to XLV the sum of One Hundred Thousand Dollars ($100,000.00);

4. On the 15th day of May, 1999, AXSI shall pay to XLV the sum of One Hundred Fifty Thousand Dollars ($150,000.00);

5. AXSI may, at AXSI's option, accelerate the technology funding schedule detailed in this Section V.B. and pay the sums indicated prior to the dates specified herein; and





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6.       All sums paid to XLV by AXSI under this Section V.B shall be nonrefundable. Further, prior to the date of this Agreement, XLV designed the original glyph scanners and software for AXSI and incurred certain expenses in connection therewith (the "Design Expenses"). All sums paid to XLV by AXSI under this Section V.B include all of the Design Expenses and, accordingly, XLV hereby releases AXSI from all such amounts previously owed for design work formed by XLV prior to the date of this Agreement.

C.       Ownership of Technology.

1. All technology and any Intellectual Property rights associated therewith conceived or developed by XLV or AXSI in performance of the work or obligations contemplated under this Agreement relating in whole or in part to the enhancement and commercialization of the Products (the "Product Technology"), including but not limited to the Products, or the process of manufacture thereof, shall be owned solely and exclusively by XLV subject to the Exclusive License Option and the Assignment Option.

2. XLV shall execute and deliver any documents reasonably requested by AXSI to transfer such Product Technology to AXSI under the Exclusive License Option or the Assignment Option in accordance with their respective terms as described herein.

3. Provided AXSI exercises the Assignment Option, AXSI shall control the filing of applications for patents, trademarks, copyrights and other Intellectual Property rights for such Product Technology whether or not it shall be deemed to have been jointly or solely developed and whether or not one party is believed to have contributed more to the development than the other.

4. Provided AXSI exercises the Assignment Option, XLV agrees to cooperate fully in the acquisition, prosecution and enforcement of all Intellectual Property rights relating in whole or in part to the Product Technology. Specifically, by way of example and not limitation, XLV agrees to fully review and execute any patent applications associated with the Product Technology, to execute any declarations, oaths or assignment documents to be recorded in the patent office of the United States or other countries, to aid in the arguments during examination and prosecution of any patent applications covering the Product Technology, and to cooperate as a consultant and/or witness in any proceedings to enforce patent or other intellectual property rights associated with the Product Technology.

SECTION VI. WARRANTIES, REPRESENTATIONS AND COVENANTS REGARDING PRODUCT ENHANCEMENT AND SERVICES.

A. XLV warrants and represents that XLV consulting and management personnel will use all reasonable efforts to develop and market the Products.

B. XLV warrants and represents that, provided AXSI has exercised the Assignment Option, XLV shall not disclose to any third party any proprietary, confidential, technical and/or business information, know-how, data, operating practices, developments or inventions relating to the enhancement and commercialization of the Products.





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C.       Provided AXSI has exercised the Exclusive License Option, XLV shall indemnify and hold AXSI harmless against any and all claims by third parties that may be brought or instituted against AXSI prior to July 1, 2004, that any use of the XLV Technology contemplated under this Agreement infringes upon any Intellectual Property rights of any third party. AXSI shall give XLV prompt notice of any claim and shall offer XLV the opportunity to control the defense of such claim; provided, however, AXSI shall have the opportunity to control the defense of such claim if: (1) XLV fails to defend a claim that XLV is not obligated to indemnify AXSI against such claim; (2) the claiming third party seeks non-monetary damages against AXSI; or (3) AXSI obtains a legal opinion that AXSI has defenses different from or additional to defenses available to XLV. XLV shall have the right to: (i) obtain for AXSI a perpetual, royalty-free license to use, improve, and commercialize the XLV Technology; or
(ii) refund to AXSI all payments in cash or stock made to XLV under this Agreement and to terminate this Agreement. XLV shall not be obligated to indemnify AXSI against claims of infringement to the extent such claim is based upon AXSI modifications to the XLV Technology or upon AXSI using the XLV Technology with any other hardware or software. All obligations of XLV to indemnify AXSI under this Section V.E.3. shall be limited to the total value of money received by XLV from AXSI under this Agreement. XLV agrees to cooperate fully and use its best efforts to assist AXSI in the defense of any such claim brought or instituted against AXSI and shall provide to AXSI assistance and information as may reasonably be required to fully defend against such claim including, but not limited to, providing access to fact and expert witnesses and producing requested documents. XLV agrees that XLV shall not take any action or any position adverse to the interest of AXSI in the defense of such claim.

D. XLV agrees that upon the successful completion of a demonstration unit of the Products, AXSI shall have the right, at AXSI's expense and on behalf of XLV, to seek the prosecution and acquisition of all Intellectual Property rights related to the enhancement of the Products. XLV agrees to cooperate fully with AXSI in the prosecution and acquisition of such Intellectual Property rights.

E. XLV and AXSI understand and agree that the parties' joint agreement to cooperate in the enhancement of the Products is not an agreement of partnership and none is intended hereby. In no event is one party the agent for the other for any purpose other than as specifically required by this Agreement.

F. Provided AXSI has exercised the Exclusive License Option, AXSI agrees that AXSI will present to XLV information related to dithered 2D imaging product offerings to other parties acquiring the same dithered 2D imaging products from AXSI that XLV has purchased. AXSI agrees to provide sufficient information to allow XLV to evaluate the terms and conditions of such later offerings. XLV shall have the option to acquire dithered 2D imaging products under such later terms and conditions if XLV determines that such later terms and conditions are more advantageous than the terms and conditions offered directly to XLV by AXSI. AXSI is not obligated to provide the identity of the other parties or any details of the relationship with such parties not relevant to the offerings to XLV. XLV's option shall be limited to the acceptance or rejection of all terms and conditions associated with another party and XLV shall not have the option to accept only some of the terms and conditions and not others.





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SECTION VII.   LOCK-UP AGREEMENT.

A. XLV hereby irrevocably agrees that it will not sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, or otherwise transfer or dispose of any Shares issued pursuant to the Exclusive License Option or the Assignment Option for a period of one (1) year after the exercise of the applicable option without the prior written consent of AXSI; provided, however, that XLV may pledge such Shares as long as the beneficiary of such pledge agrees in writing to be bound by the terms of this lock-up provision.

SECTION VIII.   REGISTRATION RIGHTS.

A. Demand Registration. XLV shall have the right on any two (2) occasions between the second and fourth anniversary of the date on which the issuance of the Shares was approved by the AXSI stockholders (July 21, 1998) to make a written request of AXSI for registration with the Securities and Exchange Commission ("SEC") (a "Demand Registration"), under and in accordance with the provisions of the Securities Act, for the offer and sale by XLV of the Shares issued pursuant to this Agreement (the "Registrable Securities"). Upon receipt of the written request by XLV of a Demand Registration, AXSI shall prepare and file with the SEC, within sixty (60) days following the receipt of such request, a registration statement on Form S-3 (or another appropriate form) (the "Demand Registration Statement") for the offer and sale by XLV of the Registrable Securities and use reasonable efforts to have each such Demand Registration Statement declared effective by the SEC as promptly as reasonably practicable after the filing thereof with the SEC. AXSI shall use its reasonable efforts to keep such Demand Registration Statement and the prospectus used in connection therewith effective and in compliance with applicable law for a period of at least twelve (12) months (the "Effectiveness Period"). All expenses incident to AXSI's performance or compliance with this
Section VII.A shall be paid by AXSI; provided, however, XLV shall be responsible for and shall pay any underwriting, brokerage or selling agent's fees, discounts or commissions, and shall be responsible for and pay all legal fees and expenses of counsel to XLV or counsel to any underwriter or selling agent. In connection with any underwritten offering to which AXSI shall have consented, AXSI shall provide, or cause to be provided, such representations, warranties, covenants, opinions, "cold comfort" letters, indemnifications, opportunities for due diligence and other matters, and shall take all such other reasonable actions, as are customary in underwritten public offerings of securities. Failure of AXSI to cause the Demand Registration Statement to be declared effective within one hundred fifty (150) days of filing shall result in a sum payable to XLV by AXSI (the "Registration Penalty"). The Registration Penalty shall be equal to the sum of Fifty Thousand Dollars ($50,000.00) for failing to cause the Demand Registration Statement to be declared effective within one hundred fifty (150) days after filing and an additional Fifty Thousand Dollars ($50,000.00) for each ninety (90) day period thereafter until such time as the Demand Registration Statement is declared effective. Failure of the Demand Registration Statement to be declared effective for reasons that can be demonstrated by AXSI to be beyond the control of AXSI shall not result in a Registration Penalty.





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B.       Piggyback Registration Rights.  If at any time between the second and fourth anniversary of the date on which the issuance of the Shares was approved by the AXSI shareholders (July 21, 1998), AXSI proposes to file with the SEC a registration statement (a "Piggyback Registration Statement") under the Securities Act with respect to any offering of any Shares, other than (i) a registration statement with respect to any employee stock options or similar securities, securities issued or to be issued pursuant to any employee benefit plan, or any interests in any employee benefit plan, (ii) a registration statement in connection with the consummation of an acquisition or business combination transaction, or (iii) a registration statement filed in connection with an exchange offer or an offering of securities to AXSI's existing security holders, AXSI shall in each case give written notice (a "Piggyback Registration Notice") of such proposed filing of such Piggyback Registration Statement to XLV as soon as practicable, but in no event less than 20 days before the anticipated filing date, and shall, subject to the provisions of this Section VII.B, use its commercially reasonable efforts to include in such Piggyback Registration Statement the Registrable Securities with respect to which AXSI has received from XLV a written request for inclusion therein within 15 days after the Piggyback Registration Notice is given to XLV. Notwithstanding the foregoing, AXSI will not be required to include any Registrable Securities in any registration statement if such registration statement is declared effective on or following the fourth anniversary of the approval of the issuance of the Shares by the AXSI shareholders (July 21, 1998). In the case of an underwritten registration, if the managing underwriters advise AXSI in writing that in their opinion the inclusion in such registration statement of all the Registrable Securities proposed to be included (together with any Shares proposed to be included in such registration statement by other holders of Shares who also have exercised piggyback registration rights with respect to such registration) would interfere with the successful marketing of the securities proposed to be registered, then XLV shall be entitled to include such number of shares as, in the opinion of the managing underwriter, would not so interfere and such shares shall be allocated among XLV and any other holders of Shares who have also had exercised piggyback registration rights with respect to such registration pro rata in proportion to their respective holdings of Shares (or as they may otherwise agree). The delivery of a Piggyback Registration Notice by AXSI shall in no way obligate AXSI to file a Piggyback Registration Statement under this Section VII.B and notwithstanding any such filing, AXSI may, in its sole discretion, determine not to offer the securities to which the registration statement relates or to otherwise withdraw such registration statement. XLV may not participate in any registration hereunder unless XLV (x) in the case of an underwritten registration, agrees to sell such Registrable Securities on the basis provided in any underwriting arrangements approved by AXSI, (y) provides all such information as is reasonably required to effect such registration and completes and executes all undertakings, questionnaires, powers of attorney, indemnities, underwriting agreements (in the case of an underwritten registration) and other documents reasonably required under the terms of such underwriting arrangements (in the case of an underwritten registration) or applicable laws and (z) in the case of an underwritten registration, complies with all other reasonable requests of the managing underwriter (including but not limited to requests for the delivery of customary legal opinions by counsel to XLV) and complies with all other reasonable requests related to such registration.

1. If the registration statement filed by AXSI in which the Registrable Securities are permitted to be included pursuant to this Section VII.B provides for the offering of Shares on a delayed or continuous basis (a "Shelf Registration Statement" and, together with a Demand Registration Statement and a Piggyback Registration Statement, a "Registration Statement"), then any Registrable Securities included in such Shelf Registration Statement likewise, subject to the provisions of this Agreement, will be permitted to be offered on such delayed or continuous basis between the second and fourth anniversary of the date on which the issuance of the Shares was approved by the AXSI shareholders (July 21, 1998).

C. Notwithstanding anything to the contrary in Sections VII.A and VII.B, AXSI may, by delivering written notice to XLV, prohibit offers and sales of Registrable Securities pursuant to either the Demand Registration Statement or the Shelf Registration Statement at any time if (A)(i) AXSI is in the possession of material non-public information relating to AXSI, (ii) AXSI determines that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information to the public and (iii) AXSI determines in good faith that public disclosure of such material non-public information would not be in the best interests of AXSI and its stockholders or
(B)(i) AXSI has made a public announcement relating to an acquisition or business combination transaction including AXSI and/or one or more of its subsidiaries that are material to AXSI and its subsidiaries taken as a whole and (ii) AXSI determines in good faith that (x) offers and sales of Registrable Securities pursuant to either the Demand Registration Statement or the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as AXSI shall determine) is not in the best interests of AXSI and its stockholders or (y) it would be impracticable at the time to obtain any financial statements relating to such acquisition or business combination transaction that would be required to be set forth in such registration statement; provided, however, that upon (i) the public disclosure by AXSI of the material non-public information described in clause (A) of this paragraph or (ii) the consummation, abandonment or termination of, or the availability of the required financial statements with respect to, a transaction described in clause (B) of this paragraph, the suspension of the use of such registration statement pursuant to this Section VIII.B shall cease and AXSI shall promptly notify XLV that dispositions of Registrable Securities may be resumed. Suspension of offers and sales of Registrable Securities pursuant to this
Section VIII.C shall not occur more than once in any twelve (12) months period, and such suspension shall not exceed ninety (90) days at any one time unless agreed to by AXSI and XLV in advance, such agreement not to be unreasonably withheld when further suspension would provide some benefit to shareholders.

D. AXSI may require XLV to furnish to AXSI such information regarding the distribution of Registrable Securities as is required by law to be disclosed in the Registration Statement, and AXSI may delay the filing of the Registration Statement (or in the case of a Piggyback Registration Statement, exclude such Registrable Securities) if XLV fails to furnish such information within a reasonable time after receiving such request. XLV agrees to notify AXSI as promptly as practicable of any inaccuracy or change in information previously furnished by XLV to AXSI or of the occurrence of any event as a result of which the prospectus included in the Registration Statement contains or would contain an untrue statement of a material fact regarding XLV or XLV's intended method of distribution of Registrable Securities, or omits to state any material fact regarding XLV or XLV's intended method of distribution of Registrable Securities, necessary to make the statements therein, in light of the circumstances then existing, not misleading and promptly furnish to AXSI any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to XLV or the distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

E. AXSI will indemnify and hold harmless XLV from and against any and all loss, damage, liability, cost and expense to which XLV may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that AXSI will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission provided by XLV.

F. XLV will indemnify and hold harmless AXSI, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls AXSI from and against any and all loss, damage, liability, cost and expense to which any such person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are arising out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was provided by XLV.

IX.      BOARD REPRESENTATION.

A. So long as XLV and permitted assigns own in the aggregate at least Four Hundred Thousand (400,000) Shares delivered pursuant to this Agreement, AXSI warrants and represents that AXSI will use its reasonable best efforts to cause one (1) person designated by XLV to be nominated to serve as a member of the board of directors of AXSI.

24.      GENERAL PROVISIONS.

A.       General Warranties, Representations and Covenants.

1. AXSI warrants and represents that: (a) this Agreement has been duly executed and received by a duly authorized officer of AXSI; and (b) the performance of its obligations hereunder, will be, duly authorized by all necessary corporate action of AXSI.

2. Each of XLV and AXSI represents and warrants that the obligations and other terms specified in this Agreement shall constitute legal, valid and binding obligations and shall be enforceable against it in accordance with their terms.

3. XLV warrants and represents that this Agreement has been duly executed and received by a duly authorized officer of XLV and has been duly authorized by all necessary corporate action of XLV.

4. AXSI warrants and represents that upon delivery of the Shares pursuant to the terms of this Agreement, such Shares will be duly authorized, validly issued, fully paid and nonassessable, and will not have been issued in violation of any preemptive rights of any stockholder. The Shares to be issued to XLV pursuant to this Agreement will be issued free and clear of any lien, option or preemptive or other right or claim.

5. AXSI warrants and represents that AXSI has made available to XLV a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by AXSI with the SEC since December 31, 1996 and prior to or on the date of this Agreement (the "SEC Documents"), which are all the documents (other than preliminary material) that AXSI was required to file with the SEC between December 31, 1996 and the date of this Agreement.
As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date filed. The financial statements of AXSI included in the SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the
SEC) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) the consolidated financial position of AXSI and its consolidated subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of AXSI and its consolidated subsidiaries for the periods presented therein.

6. AXSI represents that except as set forth in the SEC Documents, as of the date hereof, there are no liabilities of AXSI of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are reasonably likely to have a material adverse effect on the financial condition or results of operations of AXSI, other than: (i) liabilities provided for on the balance sheet of AXSI dated as of September 30, 1997 (including the notes thereto) contained in AXSI's Quarterly Report on Form 10-Q for the period ended September 30, 1997; (ii) additional borrowings of $2,991,000 under a Note Purchase Agreement among AXSI and Wolfensohn Associates II L.P.; (iii) the acceleration of all payments due under a $2,100,000 Secured Promissory Note, dated December 26, 1996, to the benefit of Xerox Corporation; (iv) liabilities incurred in the ordinary course of business subsequent to September 30, 1997; and (v) liabilities under this Agreement.

B.       Notices.

1. All payments, correspondence, notices, and legal process delivered or deliverable pursuant to this Agreement shall be in writing and deemed delivered: (i) upon personal or telecopy (with receipt confirmed) delivery;
(ii) three (3) days after being sent by reliable overnight delivery; or (iii) ten (10) days after being sent by certified mail, postage prepaid, return receipt requested, to the addresses set forth below:

If to XLV:                        Gregory W. Haskell
President and COO
XL Vision, Inc.
10305 102nd Terrace
Sebastian, Florida 32958

If to AXSI:                       Harry S. Budow
President and CEO
AXCESS INC.
3208 Commander Drive
Carrollton, Texas 75006

with a copy to:                   Michael R. Dorey
Sayles & Lidji
4400 Renaissance Tower
1201 Elm Street
Dallas, Texas 75270

2. Either party hereto may change the address to which notice is to be sent via written notice to the other party in accordance with the provisions of this section.

C. Entire Agreement. This Agreement contains the entire understanding between the parties hereto concerning the subject matter hereof, and supersedes and replaces all prior negotiations and agreements, if any, both written and oral.

D. Authority. The individuals executing this Agreement for and on behalf of XLV and AXSI represent that they are fully authorized and empowered to do so for and on behalf of their respective principals.

E. Successors and Assigns. This Agreement is intended to benefit and shall be binding on XLV and AXSI and their respective successors and permitted assigns.

F. Amendments. No modification, amendment, waiver, termination or discharge of this Agreement, or any of the terms or provisions hereof, shall be binding upon either of the parties unless confirmed by a written instrument signed by both parties.

G. No Waiver. No waiver by either party of any term or provision of this Agreement or of any default hereunder shall affect such party's rights thereafter to enforce such term or provision or to exercise any right or remedy in the event of any other default, whether or not similar.

H. Severability. If any provision of this Agreement shall be held void, voidable, invalid or inoperative, no other provision of this Agreement shall be affected as a result thereof, and accordingly, the remaining provisions of this Agreement shall remain in full force and effect as though such void, voidable, invalid or inoperative provision had not been contained herein.

I. Confidentiality. XLV and AXSI agree to maintain all terms and conditions of this Agreement in strictest confidence, except as otherwise required by law, including the public disclosure requirements of AXSI under federal securities law and applicable exchange or Nasdaq rules and listing agreements. The parties agree that, except as required by law, including the public disclosure requirements of AXSI under federal securities law and applicable exchange or Nasdaq rules and listing agreements, neither AXSI nor XLV shall issue any publicly available reports, statements or releases pertaining to this Agreement without the prior consent of the other party, which consent shall not unreasonably be withheld or delayed.

J. Cumulative Rights and Remedies. Except as otherwise provided in this Agreement, all rights and remedies herein or otherwise shall be cumulative, and none of them shall limit any other rights or remedies.

K.       Choice of Law.   The validity, performance, and all matters relating
to the effect of this Agreement and any amendments hereto shall be governed by the laws of the State of Texas without regard to choice of law provisions, statutes, regulations or principles of this or any other jurisdiction.

L. Non-Agency Relationship. It is understood and agreed that no agency relationship is involved or created with respect to this Agreement.

M. Survival. All representations, warranties and covenants contained in this Agreement shall continue in full force and effect and shall survive notwithstanding the full payment of all amounts due hereunder or the termination of this Agreement in any matter whatsoever.

N. Headings. The headings contained herein are for the convenience of the parties only and shall not be interpreted to limit or affect in any way the meaning of the language contained in this Agreement.

O. Limitations of Liability. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL XLV OR AXSI, ANY OF ITS OR THEIR AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF XLV OR AXSI OR ANY OF THEIR RESPECTIVE AFFILIATES, EVEN IF XLV OR AXSI OR SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR PUNITIVE DAMAGES, LOSS OF ANTICIPATED PROFITS, SAVINGS OR BUSINESS, LOSS OF COMMERCIAL REPUTATION OR OTHER ECONOMIC LOSS, OR FOR DAMAGES THAT COULD HAVE BEEN AVOIDED, USING REASONABLE DILIGENCE BY XLV OR AXSI OR SUCH AFFILIATE.

P.        Defaults and Remedies.

1. AXSI and XLV agree and understand that the occurrence or existence of any one or more of the following events will constitute a default by AXSI:

(i).      Material breach by AXSI of any material representation or warranty;
or

(ii). Material breach by AXSI of any material covenant after a thirty (30) day notice and grace period to cure such breach.

2. AXSI and XLV agree and understand that the occurrence or existence of any one or more of the following events will constitute a default by XLV:

(i).      Material breach by XLV of any material representation or warranty; or

(ii). Material breach by XLV of any material covenant after a thirty (30) day notice and grace period to cure such breach.

3. AXSI and XLV agree that in the event of Default by AXSI, XLV shall have the following remedies:

(i). XLV may terminate the Agreement in addition to remedies at law or equity subject to any License Option or Exclusive License Option exercised and continuing in effect. The Exclusive License Option or Assignment Option if not previously exercised shall terminate.

4. AXSI and XLV agree that in the event of Default by XLV, AXSI shall have the following remedies:

(i).      AXSI may terminate the Agreement and cease payments pursuant to
Section V.A.5 in addition to remedies at law or equity.

Q. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by the following techniques in the order provided:

1. Face-to-face good faith negotiations between the respective Presidents of XLV and AXSI;

2.        Mediation; and

3. Binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date first above written:


AXCESS INC.
("AXSI")



By: /s/
    ---------------------------------------------
       Harry S. Budow, Chief Executive Officer
       and President



XL VISION, INC.
("XLV")



By: /s/
    ---------------------------------------------
       Gregory W. (Bill) Haskell, Chief Operating
       Officer and President